Securities and Exchange Commission
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 16, 2007
American Natural Energy Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	0-18596	73-1605215

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
6100 South Yale, Tulsa, Oklahoma 74136
(Address of principal executive offices)
Registrant’s telephone number, including area code: (918) 481-1440
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01. Financial Statements and Exhibits
Signatures
Letter form PricewaterhouseCoopers LLP dated July 18, 2007

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of businesses acquired. None required.

(b)	Pro forma financial information. None required.

(c)	Exhibits:

Exhibit Number	Description of Document

16	Letter from PricewaterhouseCoopers LLP dated July 18, 2007.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Natural Energy Corporation
Dated: July 25, 2007	By:	/s/ Michael K. Paulk
Michael K. Paulk, President